Enovix Corporation Appoints Steve Bakos as Senior Vice President of Worldwide Sales to Support Commercial Scale-up and Revenue Growth
New silicon-specific testing framework aligned with lead smartphone customer

FREMONT, Calif., May 5, 2026 -- Enovix Corporation (Nasdaq: ENVX) (“Enovix”), a leader in advanced lithium-ion battery technology, today announced the appointment of Steve Bakos as Senior Vice President of Worldwide Sales. He reports to Samira Naraghi, Chief Business Officer in a newly created role. The move comes as Enovix advances toward the commercial launch of its flagship 100% silicon-anode batteries and continues scaling of its silicon-enhanced product line from Korea. The appointment reflects Enovix’s transition from technology qualification toward commercial execution across consumer and industrial markets.

Bakos is a veteran sales executive with more than 35 years of experience in the global semiconductor industry. He joins Enovix from Infineon Technologies, where he served as Vice President of Corporate Account Sales for large global accounts including Apple. Earlier in his career, he held VP-level sales, distribution and marketing leadership roles at Linear Technology, Intersil, Exar Corporation, and several high-growth startups, building and scaling global sales organizations serving leading customers across consumer communications, industrial and high-performance computing markets. Bakos holds a Bachelor of Science in Engineering from Cornell University.

Bakos’ appointment comes amid expanding commercial momentum across smartphones, smart eyewear, drone and defense applications and underscores Enovix’s commitment to build the commercial infrastructure needed to support scaled revenue growth.

Dr. Raj Talluri, President and CEO of Enovix, said:

“Enovix is entering a new phase where commercial execution must scale alongside our technology leadership. Steve brings deep experience in global account strategy and channel management, making him the ideal leader to help scale our worldwide sales efforts. His track record of building high-performance teams and winning strategic accounts is exactly what Enovix needs in this next phase.

This addition to the team is timely as we recently reached alignment with our lead smartphone customer on a silicon-specific qualification framework that better reflects real-world usage conditions for silicon-based batteries than the legacy 0.7C testing. This updated framework extends testing duration while increasing confidence in field performance, with results approaching required performance thresholds. We believe this addresses the primary structural barrier to qualification and supports broader commercial opportunity across our end markets — and Steve is joining at the right moment to help us capture that opportunity.”

Samira Naraghi, Chief Business Officer, added:

“Steve brings the customer engagement and scaling discipline needed as Enovix expands from strategic qualifications into broader commercial engagements. We are seeing our sales pipelines steadily grow over time, underscoring increased market demand and interest in Enovix products. His appointment strengthens our ability to convert growing market demand into durable customer relationships.”

Steve Bakos, Senior Vice President of Worldwide Sales, said:

“I’ve spent my career building sales organizations at companies where the technology was genuinely differentiated — and Enovix is exactly that. From AI-powered smartphones to smart eyewear to autonomous drones, demand for higher-performance batteries is accelerating meaningfully. My focus will be on building a world-class global sales team, expanding channel partnerships, deepening strategic OEM relationships, and ensuring Enovix captures the commercial opportunity its differentiated technology is creating.”

About Enovix

Enovix develops and manufactures advanced lithium-ion batteries, including proprietary silicon-anode architectures for smartphones, smart eyewear, defense, industrial and emerging edge-AI applications. Its proprietary silicon-anode battery architecture enables higher energy density and performance in space-constrained devices while maintaining safety and reliability, supporting commercialization across consumer and industrial markets.

Enovix is headquartered in Silicon Valley with facilities in India, Korea and Malaysia, servicing customers globally. For more information visit https://enovix.com and follow us on LinkedIn.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events or our future financial or operating performance and are identified by words such as anticipate, believe, could, estimate, expect, intend, may, might, plan, possible, potential, predict, project, should, will, would and similar expressions. Forward-looking statements in this press release include, but are not limited to, statements regarding: our expectations regarding our ability to execute on our commercialization strategy and achieve key technical and commercial milestones; the timing, results and impact of customer testing and qualification activities; our beliefs regarding commercial momentum and expectations for scaled revenue growth; the expected performance and commercialization of our battery products, including their ability to meet required performance thresholds; the potential for increased customer demand and broader product adoption; our plans to scale manufacturing capabilities and operations; our ability to grow global sales and expand commercial infrastructure, partnerships and customer programs; and expected trends, opportunities and conditions in our addressable markets and broader economic environment, among others. These statements are based on the current expectations of our management, are not predictions of actual performance, and actual results may differ materially from the future results, performance or achievements expressed or implied by the forward-looking statements.
Risks, uncertainties and assumptions that could cause actual results to differ materially from the results and events anticipated by such forward-looking statements include, but are not limited to: risks related to the timing and outcome of customer testing and qualification activities, including the possibility that our products do not meet required performance thresholds or that such testing is delayed beyond expected time frames; our ability to successfully develop, manufacture and commercialize our battery products and transition to high-volume production; our ability to scale manufacturing operations and achieve expected production capacity and yields; the level and timing of customer demand, qualification and adoption of our products across end markets; our ability to enter into and expand commercial agreements, including securing design wins, purchase orders and production contracts; our ability to execute on our business strategy and build and scale our sales and commercial capabilities; lengthy and unpredictable customer qualification and sales cycles, safety considerations and contractual terms, particularly in defense and other regulated markets; risks related to battery performance, reliability and safety; customer concentration in the defense sector and certain consumer technology markets, such as smartphones and smart eyewear; challenges in forecasting demand, inventory and manufacturing requirements that may result in additional costs and production delays; our history of losses and expectation of continued losses; risks associated with the development and commercialization of products that remain under development and may not be successfully produced at commercial scale; our ability to effectively integrate and derive benefits from acquired businesses; fluctuations in foreign currency exchange rates and interest rates; operational and safety risks associated with manufacturing equipment; intense competition and our ability to keep up with rapid technological change and evolving standards in the battery industry; our ability to attract and retain qualified personnel; the outcome of litigation, regulatory investigations and other legal matters, including the associated legal and other costs; liquidity constraints, capital availability and our ability to service existing debt; our ability to protect and enforce our intellectual property rights; volatility in the trading price of our common stock; changes in tax laws or regulations; the impact of cyber and other information technology or security related incidents on us, our customers or other parties; changes in the political, economic or regulatory environment generally and in the markets in which we operate; and other risks described in the disclosures contained in our filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our annual report on Form 10-K and quarterly reports on Form 10-Q, and other documents that we have filed, or will file, with the SEC. These documents are available in the SEC Filings section of the Investor Relations page at https://ir.enovix.com and at www.sec.gov.
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Investor Contact:                    Chief Financial Officer:
Robert Lahey                        Ryan Benton
ir@enovix.com                        ryan.benton@enovix.com